                                                                    EXHIBIT 10.2


                            SALES AGENCY AGREEMENT


          This Sales Agency Agreement (this "Agreement") is made and entered into as of October 2, 2000, by and between the following parties (each singly sometimes a "Party", and both sometimes collectively, the "Parties"):
USSEARCH.com Inc. , a Delaware corporation ("USSEARCH"); and InfoSpace, Inc., a Delaware corporation ("InfoSpace").

                                 RECITALS

A. InfoSpace is an international information infrastructure services company that provides commerce, information and communication infrastructure services to wireless devices, merchants and sites on the WorldWide Web (the "Web").

B. USSEARCH, among other things, is a provider of individual reference services via the Web.

3. The Parties wish to enter into an agreement whereby (among other things) InfoSpace will provide various advertising services to USSEARCH in exchange for a commission based upon USSEARCH sales derived from such advertising services, all as more particularly provided herein.

D.   Certain capitalized terms not otherwise defined herein are defined in
     Schedule 1 attached hereto.


                                   AGREEMENT

          Now, Therefore, the Parties hereby agree as follows:

1.   Term of Agreement.  The term of this Agreement (the "Term") shall commence
     -----------------
     on the date hereof and shall expire, automatically and without further notice from or to either Party, upon the close of business on September 30, 2003; provided, however, that either Party may cancel this Agreement effective upon the close of business on September 30, 2002 by delivering written notice of such cancellation to the other Party at any time on or before the close of business on August 1, 2002. Any such notice of cancellation once issued shall henceforth be irrevocable by the issuing Party unless the other nonissuing Party consents to such revocation in writing.

2.   Commission to InfoSpace.  For any and all services provided by InfoSpace
     -----------------------
     hereunder, USSEARCH shall pay to InfoSpace, as the total monetary consideration due hereunder, commissions ("Commissions") equal to [***].

     2.1  Net Revenue.  As used herein, the term "Net Revenue" shall mean the
          -----------
          difference (if a positive number) between (i) the gross sales revenues actually received by USSEARCH from the sale of USSEARCH services or products of any kind to Qualified Customers, minus (ii) any and all discounts, returns for credit, allowances, or shipping or other third-party charges passed on to the Qualified Customer, in each case attributable to the gross sales revenue in question.

     2.2  Qualified Customers.  As used herein, the term "Qualified Customers"
          -------------------
          shall mean (and be limited to) those purchasers of USSEARCH services or products who both: (i) follow a link to the USSEARCH Web site either from a Web page included in any item of Inventory shown on Exhibit A hereto, or from a wireless device service advertisement for USSEARCH's services and products if InfoSpace caused advertisement to be delivered through the wireless device service, and (ii) in the same session purchase a USSEARCH service or product from the USSEARCH Web site through the USSEARCH Automated Ordering System. A purchase under
          (ii) above shall be deemed to have occurred "in the same session" only if such purchase occurs during the period of time beginning with the purchaser's initial contact with the USSEARCH Web site and ending upon such purchaser's departure from the USSEARCH Web site.

     2.3  Minimum Quarterly Commission. [***].
          ----------------------------

     2.4  Payment of Commissions.  USSEARCH shall calculate and pay to InfoSpace
          ----------------------
          such Commissions as may be owed to InfoSpace hereunder for each Contract Quarter within [***] after the end of such Contract Quarter. InfoSpace shall have the right, at InfoSpace's sole cost and expense and upon reasonable advance notice (but in any event not less than five days' advance notice), to inspect such books and records of USSEARCH as may be reasonably necessary or desirable for InfoSpace to verify USSEARCH's calculation of any Commissions owed.

*** CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARTELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING CONFIDENTIAL TREATMENT OF SUCH INFORMATION.

3.   Covenants.
     ---------

     3.1  Compliance With Law.  Each Party shall comply with all Laws and the
          --------------------
          rights of all third parties in the performance of its duties hereunder.

     3.2  Performance Maximization.  The Parties have a mutual interest in
          ------------------------
          implementing techniques and strategies consistent with this Agreement that will maximize Commissions to InfoSpace and Net Revenue to USSEARCH. In that connection, the Parties shall cooperate with each other and use all reasonable commercial efforts to maximize such Commissions and such Net Revenue, including, without limitation, creating effective advertising for present and future USSEARCH services and products and integrating the same into the InfoSpace, AOL and MSN Web sites and wireless services in a manner and to a degree that the Parties' believe will maximize such Commissions and such Net Revenue. Without limiting the generality of the foregoing, InfoSpace shall, at a minimum, comply at all times with the Performance Requirements set forth in Exhibit B attached hereto.

     3.3  Books and Records.  Each Party shall maintain such books and records
          -----------------
          as may be reasonably necessary or desirable for the other Party (at such other Party's sole cost and expense) to verify the maintaining Party's compliance with this Agreement. Each Party shall provide the other Party, upon reasonable advance notice, but in any event not less than five days' advance notice, access to such books and records for the purpose of verifying such compliance.

4.   Representations and Warranties:
     ------------------------------

     Each Party (a "Representing Party") hereby represents, warrants and covenants to the other Party that:

          a. (i) The Representing Party is a corporation duly organized, validly existing, and in good standing in the State of Delaware, and is duly qualified to do business and in good standing in all other states wherein the failure to so qualify or to be in good standing would have a material adverse effect upon its business, assets or financial condition; (ii) the Representing Party has full legal right and authority to enter into this Agreement and the other documents to be delivered by it hereunder, and to consummate the transactions contemplated herein; and (iii) this Agreement constitutes a valid and legally binding obligation of the Representing Party enforceable in accordance with its terms, subject to bankruptcy and similar Laws of general application with respect to creditors.

          b. The execution, delivery, and performance by the Representing Party of this Agreement have been duly authorized by all necessary corporate action required of it and do not (i) require any consent or approval of the Representing Party's stockholders;
               (ii) contravene the Representing Party's articles of incorporation, charter or bylaws; (iii) violate any provision of any Law presently in effect having applicability to the Representing Party; (iv) result in a breach of or constitute a default under any Person's rights, or any indenture or loan or credit agreement or any other material agreement, license, lease or instrument to which the Representing Party is a party or by which it or its properties may be bound or affected; (v) result in, or require, the creation or imposition of any lien or encumbrance, upon or with respect to any of the properties now owned or hereafter acquired by it; or (vi) cause the Representing Party to be in violation of, or default under, any such Law, any such rights or any such material indenture, agreement, license, lease or instrument.

          c. EXCEPT FOR THE REPRESENTING PARTY'S EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN, THE REPRESENTING PARTY IS RELYING SOLELY ON ITS OWN INSPECTION AND ANALYSIS OF THE OTHER PARTY, AND THE OTHER PARTY'S BUSINESS, ASSETS, PRODUCTS AND SERVICES (COLLECTIVELY, THE "OTHER PARTY'S OPERATIONS") IN ENTERING INTO THIS AGREEMENT AND NOT ON ANY INFORMATION PROVIDED BY THE OTHER PARTY, AND THE REPRESENTING PARTY IS PROCEEDING HEREUNDER ON AN "AS IS" AND "WHERE IS" BASIS WITH ALL FAULTS CONCERNING THE OTHER PARTY AND ITS PRODUCTS AND OPERATIONS NOW KNOWN OR HEREAFTER DISCOVERED BY THE REPRESENTING PARTY.

          d. EXCEPT FOR THE REPRESENTING PARTY'S EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN, THE REPRESENTING PARTY ACCEPTS ANY AND ALL RISK THAT (i) THE REPRESENTING PARTY MAY NOT BE ABLE TO USE, PROFIT OR BENEFIT FROM OR OTHERWISE DISPOSE OF ANY PRODUCT OR SERVICE OF THE OTHER PARTY FOR ANY PURPOSE INTENDED OR DESIRED BY THE REPRESENTING PARTY; AND (ii) SUCH PRODUCTS OR SERVICES MAY NOT HAVE THE UTILITY, VALUE OR

               BENEFIT ASSUMED BY THE REPRESENTING PARTY IN ITS AGREEMENT HEREUNDER.

          e. THE REPRESENTING PARTY HAS BEEN GIVEN A REASONABLE OPPORTUNITY TO INSPECT AND ANALYZE THE OTHER PARTY'S OPERATIONS AND ALL ASPECTS RELATING THERETO, EITHER INDEPENDENTLY OR THROUGH AFFILIATES OF THE REPRESENTING PARTY'S OWN CHOOSING; (ii) THE REPRESENTING PARTY HAS CONCLUDED WHATEVER STUDIES, TESTS, AND INVESTIGATIONS THE REPRESENTING PARTY DESIRES RELATING THERETO; (iii) THE REPRESENTING PARTY HAS REVIEWED AND READ (OR HAS ELECTED NOT TO DO SO) AND HAS UNDERSTOOD ALL DOCUMENTS OR INSTRUMENTS OF PUBLIC RECORD OR OTHERWISE AVAILABLE FROM ANY GOVERNMENTAL BODY OR PROVIDED BY THE OTHER PARTY, THAT AFFECT OR PERTAIN TO THE OTHER PARTY'S OPERATIONS AND THAT THE OTHER PARTY DEEMS RELEVANT.

          f. Except as otherwise expressly provided herein, notwithstanding the Representing Party's access to, or handling, possession processing or other use of, the property or assets of the other Party or any other activities that the Representing Party may perform hereunder: (i) the Representing Party does not hold, and the Representing Party is not now or hereafter, by virtue of this Agreement or any transactions or activities undertaken hereunder or contemplated hereby, receiving, obtaining or otherwise being granted, assigned, licensed, conveyed, delegated or otherwise conferred or vested with, any ownership, proprietary, use, access, license or other rights, titles or interests of any kind whatsoever in or to any property or assets of the other Party or in any existing or future development, improvement or discovery with respect thereto, regardless of whether made, commissioned, obtained, discovered or occasioned by the Representing Party or any other Person; and (ii) the Representing Party's rights with respect to the property or assets of the other Party are strictly limited to those necessary to fulfill the Representing Party's obligations hereunder.

          g. EXCEPT FOR THE REPRESENTING PARTY'S EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED HEREIN, THE REPRESENTING PARTY HEREBY HAS

               DISCLAIMED, AND WAIVED AND RELEASED THE OTHER PARTY FROM, ANY RIGHT OR CLAIM BASED UPON, ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WHETHER ARISING BY LAW OR ALLEGEDLY MADE EXPRESSLY OR IMPLIEDLY (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) BY THE OTHER PARTY OR ANY AFFILIATE OF THE OTHER PARTY, OF, AS TO, OR CONCERNING THE OTHER PARTY'S OPERATIONS.

               With respect to the foregoing release of claims, the Representing Party acknowledges and waives the provisions of Section 1542 of the California Civil Code, which provides as follows:

               "general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

               The Representing Party has been fully advised of, and understands the purpose and effect of, Section 1542, and acknowledges that such release of known and unknown claims provided herein constitutes a material aspect of the consideration being exchanged. The Representing Party hereby waives any and all rights which it may have under Section 1542 or any other state or federal statute or common Law or principle of similar effect which restricts the release of any such unknown claims.

5.   Proprietary Rights and License.
     ------------------------------

     5.1  Certain Definitions.
          -------------------

          The following terms shall have the following meanings for the purposes of this Agreement:

          a. "SEARCH Content" means any (if any) text, pictures, graphics, sound, video, other data, functionality, computer software and code that may be provided to InfoSpace by USSearch pursuant to this Agreement.

          b. "SEARCH Marks" means any (if any) SEARCH logos and trademarks that may be provided to InfoSpace by USSEARCH pursuant to this Agreement.

          c. "InfoSpace Marks" means any (if any) logos and trademarks that may be provided to SEARCH by InfoSpace pursuant to this Agreement.

     5.2  License Grant.  USSEARCH hereby grants to InfoSpace for the Term a
          -------------
          non-exclusive, worldwide license to electronically reproduce, electronically distribute, create derivative works of, publicly perform, publicly display and digitally perform SEARCH Content but only to the extent necessary for InfoSpace to perform its obligations hereunder. InfoSpace hereby grants to USSEARCH for the Term, a non-exclusive, nontransferable, royalty-free, worldwide license to use InfoSpace's Marks for the purposes of marketing, promotion, and content directories or indexes, and in electronic or printed advertising, publicity, press releases, newsletters and mailings about USSEARCH.

     5.3  Ownership of SEARCH Content and SEARCH Marks.  All right, title and
          --------------------------------------------
          interest in and to the SEARCH Content and SEARCH Marks as well as intellectual property rights (including without limitation all rights therein under copyright, trademark, trade secret and similar laws) shall remain with SEARCH or its licensors and/or suppliers. Notwithstanding the foregoing, USSEARCH hereby grants to InfoSpace a non-exclusive, nontransferable, royalty-free, worldwide license to use SEARCH Marks but only to the extent necessary for InfoSpace to perform its obligations hereunder.

     5.4  Ownership of InfoSpace Marks.  All right, title and interest in and to
          ----------------------------
          the InfoSpace Marks as well as intellectual property rights (including without limitation all rights therein under trademark and similar laws) shall remain with InfoSpace. InfoSpace hereby grants to USSEARCH a non-exclusive, nontransferable, royalty-free, worldwide license to use InfoSpace Marks for the purposes of marketing, promotion, and content directories or indexes, and in electronic or printed advertising, publicity, press releases, newsletters and mailings.

     5.5  Quality Control and Use Restrictions by USSEARCH.  USSEARCH shall use
          ------------------------------------------------
          the InfoSpace Marks in accordance with any reasonable written instructions provided by InfoSpace. USSEARCH acknowledges that USSEARCH's use of the InfoSpace Marks will not create in it, nor will it represent is has, any right, title or interest in or to the InfoSpace Marks other than the license granted by InfoSpace above. USSEARCH will not challenge the validity of or attempt to register any of the InfoSpace Marks or its interest therein as a licensee. USSEARCH acknowledges InfoSpace's and its Affiliates' ownership and exclusive right to use the InfoSpace Marks and agrees that all goodwill arising as a result of the use of the InfoSpace Marks shall inure to the benefit of InfoSpace and its Affiliates.

     5.6  Quality Control and Use Restrictions by InfoSpace.  InfoSpace shall
          -------------------------------------------------
          use the SEARCH Marks in accordance with any reasonable written instructions provided by USSEARCH. InfoSpace acknowledges that InfoSpace's use of the SEARCH Marks will not create in it, nor will it represent it has, any right, title or interest in or to the SEARCH Marks other than the license granted by USSEARCH above. InfoSpace will not challenge the validity of or attempt to register any of the SEARCH Marks or its interest therein as a licensee. InfoSpace acknowledges USSEARCH's and its Affiliates' ownership and exclusive right to use the SEARCH Marks and agrees that all goodwill arising as a result of the use of the SEARCH Marks shall inure to the benefit of USSEARCH and its Affiliates.

     5.7  SEARCH Non-Exclusivity.  Nothing in this Agreement shall be deemed or
          ----------------------
          construed to prohibit USSEARCH from providing the SEARCH Content to any other third party.

     5.8  Intellectual Property Representations.  USSEARCH hereby represents and
          -------------------------------------
          warrants to InfoSpace that USSEARCH's use and its license to InfoSpace herein of the USSEARCH Content and SEARCH MARKS does not infringe upon or otherwise violate the rights of any third parties. Similarly, InfoSpace hereby represents and warrants to USSEARCH that InfoSpace's use and its license to USSEARCH herein of the InfoSpace Marks does not infringe upon or otherwise violate the rights of any third parties.

6.   Limitation of Liability.
     -----------------------

     EXCEPT WITH RESPECT TO ANY LIABILITY OF EITHER PARTY TO THE OTHER PARTY ARISING BY REASON OF A BREACH OF SECTION 5.8 HEREOF: IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR LOSS OF PROFITS, REVENUES OR DATA, OR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, NOR SHALL EITHER PARTY'S LIABILITY UNDER THIS AGREEMENT EXCEED THE AMOUNTS ACTUALLY PAID BY SEARCH TO INFOSPACE HEREUNDER.

7.   Events of Default:

     7.1  Definition:  Each of the following shall constitute an "Event of
          ----------
          Default" hereunder:

          a. The untruth or inaccuracy of any of either Party's representations or warranties hereunder, or any failure of either Party to perform any of its obligations under Section 8 or
               Section 9.1 hereof.

          b. Any failure of a Party to perform any of its obligations hereunder (other than those covered in subsection (a) above); provided, however, that such failure shall not constitute an Event of Default if (in the opinion of the non-defaulting Party) such failure is capable of cure or remedy and is in fact remedied or cured within thirty (30) days after the sooner of the defaulting Party's (i) first discovery of such failure or (ii) receipt of written notice of such failure from the non-defaulting Party.

          c. The commencement of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to a Party or its debts under any bankruptcy, insolvency or other similar Law now or thereafter in effect; or the seeking of the appointment of a trustee, receiver, liquidator, custodian or other similar official of a Party or any substantial part of its property; or a Party's consent to any such relief or to the appointment of or the taking of possession by any such official in an involuntary case or other proceeding commenced against a Party; or any general assignment for the benefit of creditors; or a Party's failure generally to pay, or its confession or admission in writing of its general inability to pay, its debts as they become due; or a Party's taking of any action to authorize any of the foregoing. The defaulting Party under this subsection (c) shall be the Party referred to above in this subsection (c).

          d. The commencement of an involuntary case or other proceeding against a Party seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect, or the appointment of a trustee, receiver, liquidator, custodian or other similar official of a Party or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of sixty (60) days; or the entry of an order for relief against a Party under the federal bankruptcy Laws as now or hereafter in effect. The defaulting Party under this subsection (d) shall mean the Party referred to in this subsection (d).

     7.2  Remedies Upon An Event Of Default:
          ---------------------------------

          a. Upon any Event of Default, the non-defaulting Party shall have all rights and remedies that may be available to it under applicable Law or otherwise hereunder.

          b. In addition to any and all rights or remedies that the non-defaulting Party may have under applicable Law or otherwise hereunder, upon any Event of Default, the non-defaulting Party may immediately terminate this Agreement upon delivery of written notice of termination to the defaulting Party, and upon any such termination, the defaulting Party shall immediately cease all use of the property of the non-defaulting Party in the defaulting Party's possession or control and deliver the same to the non-defaulting Party. Should the defaulting Party fail to comply with its obligations pursuant to this Section 7.2(b), then the non-defaulting Party or its duly authorized agents, representatives, contractors and/or employees shall be entitled to enter upon any premises that the defaulting Party may own or control where the subject property of the non-defaulting Party may be situated and remove the non-defaulting Party's property. The defaulting Party hereby grants to the non-defaulting Party and its duly authorized agents, representatives, contractors and/or employees an irrevocable license to enter, go on and occupy such premises for the purpose of removing all such property and/or otherwise exercising the non-defaulting Party's rights and remedies hereunder.

          c. In addition to any and all rights or remedies that the non-defaulting Party may have under Law or otherwise hereunder, upon any Event of Default based upon a breach of the defaulting Party's representations or warranties or of the defaulting Party's obligations under the Sections hereof referred to in
               Section 7.1(a) hereof, or from a failure of the defaulting Party to perform its obligations under Section 7.2(b) hereof, the non-defaulting Party may seek to obtain and obtain from any court of competent jurisdiction a temporary restraining order and/or preliminary or permanent injunction without the posting of a bond and without proof of damages that have been or may be caused to the non-defaulting Party by such breach. The defaulting Party acknowledges that (i) the covenants contained in such Sections are a material factor to the non-defaulting Party's execution of this Agreement and are necessary and required for the protection of the non-defaulting Party; (ii) such covenants relate to matters that are of a special, unique and extraordinary character that gives each of such covenants a special, unique and extraordinary value; and (iii) a breach of any of such covenants will result in irreparable harm and damages to the non-defaulting Party in an amount difficult to ascertain and which cannot be adequately compensated by a monetary award. The non-defaulting Party's election to pursue injunctive relief shall not, however, constitute a waiver or other limitation of its rights to pursue other or additional remedies, including, without limitation, declaratory relief or damages.

     7.3  Preservation of Rights:  Termination hereof shall not affect the
          ----------------------
          rights of the non-defaulting Party under this Section 7, or the rights of either Party in connection with acts, matters or things done, committed, omitted or suffered by either Party before and up to the date of such termination. The exercise of any rights of enforcement hereunder shall not preclude, or be deemed a waiver of, any other enforcement rights or remedies available to either Party under Law or otherwise, and each Party expressly reserves its rights in respect of such additional rights and remedies.

8.   INDEMNIFICATIONS:
     ----------------

     8.1  Indemnified Liabilities:  In the event a Party (the "Indemnifying
          -----------------------
          Party") breaches (or in the event any third party alleges facts that, if true, would mean that such Indemnifying Party has breached) any of its representations, warranties, agreements or covenants contained herein or any rights of any third parties, including, without limitation, third-party intellectual property rights, then the Indemnifying Party shall (and hereby does) indemnify the other Party and its Affiliates (singly and collectively, the "Indemnified Party") from and against any Adverse Consequences which the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach) (collectively, the "Indemnified Liabilities"); provided, however, that the Indemnifying Party shall not have any obligation to any Indemnified Party hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnified Party as determined by a final judgment of a court of competent jurisdiction. To the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in the preceding sentence may be determined by a final judgment of a court of competent jurisdiction to be unenforceable because it is violative of any Law or public policy, the Indemnifying Party shall contribute the maximum portion that the Indemnifying Party is permitted to pay and satisfy under applicable Law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnified Party.

     8.2  Notice:  If any third party shall notify the Indemnified Party with
          ------
          respect to any matter (a "Third-Party Claim")which may give rise to a claim for indemnification against the Indemnifying Party hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent that) the Indemnifying Party is prejudiced thereby.

     8.3  Right To Defend:  The Indemnifying Party will have the right to defend
          ---------------
          the Indemnified Party against the Third-Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as: (a) the Indemnifying Party notifies the Indemnified Party in writing within fifteen (15) days after the Indemnified Party has given notice of the Third-Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences that the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third-Party Claim; (b) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third-Party Claim and fulfill its indemnification obligations hereunder; (c) the Third-Party Claim involves only money damages and does not seek an injunction or other equitable relief; (d) settlement of, or an adverse judgment with respect to, the Third-Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party; and (e) the Indemnifying Party conducts the defense of the Third-Party Claim actively and diligently.

     8.4  Separate Counsel; Settlements, Etc.:  So long as the Indemnifying
          -----------------------------------
          Party is conducting the defense of the Third-Party Claim in accordance with Section 8.3 above: (a) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third-Party Claim; (b) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably); and (c) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

     8.5 In the event any of the conditions in Section 8.3 above is or becomes unsatisfied: (a) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third-Party Claim, to the fullest extent provided in this Section; (b) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third-Party Claim (including reasonable attorneys' fees and expenses) to the fullest extent provided in this Section, and (c) the Indemnifying Party will remain responsible for any Adverse Consequences arising out of, relating to, in the nature of, or caused by the Third-Party Claim to the fullest extent provided in this Section.

9.   Miscellaneous Provisions.

     9.1  Confidentiality. Each Party may disclose the existence of this
          ---------------
          Agreement, but each Party shall keep the fact of, and the terms and conditions of, this Agreement strictly confidential from all third parties, except to the extent that disclosure is: (a) required by applicable law, or in connection with the disclosing Party's performance of its obligations or the exercise of its rights and remedies hereunder, or the consummation of the transactions contemplated hereby or (b) to accountants, lawyers or other professionals engaged by the disclosing Party in connection with the disclosing Party's tax or financial or regulatory reporting or accounting.

     9.2  No Third-Party Beneficiaries. Except as otherwise expressly provided
          -----------------------------
          herein, this Agreement shall not confer any rights or remedies upon any Person other than the Parties, their respective successors and permitted assigns.

     9.3  Entire Agreement.  This Agreement (including any documents, exhibits
          ----------------
          or schedules referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they are related in any way to the subject matter hereof, including, without limitation, that certain Sales Agreement Term Sheet dated July 25, 2000 between the Parties.

     9.4  Succession and Assignment. This Agreement shall be binding upon and
          -------------------------
          inure to the benefit of the Parties named herein and their respective successors and permitted assigns. InfoSpace may assign this Agreement, upon no less than thirty (30) days' written notice to USSEARCH, to its parent corporation, or to any wholly or partially owned domestic or foreign subsidiary or joint venture thereof, provided that the assignee assumes, and agrees in writing to perform, all of InfoSpace's executory obligations and InfoSpace guarantees performance by the assignee throughout the Term. In addition, InfoSpace may, upon no less than thirty (30) days' prior written notice to USSEARCH, assign its rights under this

          Agreement to any entity acquiring all or substantially all of the assets of the InfoSpace. Notwithstanding the above provision, in no event may InfoSpace assign this Agreement to any direct competitors of USSEARCH without USSEARCH's prior written consent.

     9.5  Counterparts.  This Agreement may be executed in two or more
          ------------
          counterparts, and by different Parties on separate counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     9.6  Headings.  The Section headings contained in this Agreement are
          --------
          inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.7  Notices.  Any notice, consent, report, demand, document or other item
          -------
          to be delivered to a Party hereunder shall be deemed delivered and received: (a) when given in writing and personally delivered to the Person designated below for the applicable Party; (b) one (1) day after delivery to Federal Express or an other nationally known "next-day" delivery service with delivery charges prepaid for delivery the following business day to the Person designated below for the applicable Party; or (c) upon delivery by the United States Postal Service, first-class registered or certified mail, postage prepaid, return receipt requested; and in any such case shall be delivered to the address or addresses indicated for such Party below, and/or to such other Person or address as such Party may from time to time by written notice designate to the other:

     If to USSEARCH:
     --------------

                         USSEARCH.com Inc.
                         5401 Beethoven Street
                         Los Angeles, CA 90066
                         Attention: Karol Pollock, Esq., Vice President
                                    and General Counsel
                         Tel. No.: (310) 302-6327
                         Fax No.:  (310) 578-5649

     If to InfoSpace:
     ---------------

                         InfoSpace, Inc.
                         601 108th Street, NE
                         Bellevue, WA
                         Attention: Tammy Halstead
                         Tel. No.: (425) 602-0540
                         Fax No.: (____)

     Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     9.8  Amendments; Waivers.  No amendment or waiver of any provision of this
          -------------------
          Agreement shall be valid unless the same shall be in writing and signed by all of the Parties. No delay or omission in the exercise of any right or remedy accruing to a Party upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by a Party of any breach of any term, covenant or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant or condition herein contained. Except as otherwise expressly provided herein to the contrary, (a) all rights, powers, options, or remedies afforded to either Party hereunder or by law shall be cumulative and not alternative, and (b) the exercise of one right, power, option, or remedy shall not bar other rights, powers, options or remedies allowed herein or by law.

     9.9  Severability.  Any term or provision of this Agreement that is
          ------------
          invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     9.10 Expenses.  Each Party will bear its own costs and expenses (including
          --------
          legal fees and expenses) incurred in connection with the preparation, negotiation and consummation of this Agreement.

     9.11 Construction. The Parties have participated jointly in the negotiation
          ------------
          and drafting of this Agreement and have had competent counsel of their own choosing. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. This Agreement shall be given a fair and reasonable construction in accordance with the intention of the Parties and without regard to or aid of California Civil Code
          Section 1654 or California Code of Civil Procedure Section 1864.

     9.12 Incorporation of Exhibits and Schedules.  Any exhibits or schedules
          ---------------------------------------
          identified in this Agreement are incorporated herein by reference and made a part hereof.

     9.13 Attorneys' Fees.  Should any Party institute any action or proceeding
          ---------------
          to enforce any provision of this Agreement, or for damages by reason of an alleged breach of any provision of this Agreement, or for a declaration of rights hereunder, the prevailing Party in any such action shall be entitled to receive from the other Party against which such action or proceeding was brought all costs and expenses, including reasonable attorneys= fees, incurred by the prevailing Party in connection with such action or proceeding.

     9.14 Time of Essence.  Time is of the essence of this Agreement.
          ---------------

     9.15 Period Calculations.  Any period of time specified in this Agreement
          -------------------
          which would otherwise end upon a non-business day shall be extended to, and shall end upon, the next following business day.

     9.16 Further Assurances.  Each Party shall from time to time execute,
          ------------------
          acknowledge and deliver such further instruments and perform such additional acts as the another Party may reasonably request to effectuate the intent of this Agreement.

     9.17 California Law. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND
          --------------
          DELIVERED AT, AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW).

     9.18 Signer's Authority.  Each individual who executes this Agreement or
          ------------------
          any document contemplated hereby on behalf of a Party (the "Represented Party"), acting in his or her personal capacity, hereby:
          (a) personally represents and warrants to the other Party that (i) he or she has all the requisite power and authority to execute and deliver this Agreement and any such document on behalf of the Represented Party, and (ii) his or her execution and delivery of this Agreement and any such document on behalf of the Represented Party and the performance of the Represented Party's obligations hereunder or thereunder are authorized by, and are not in violation of or in conflict with, and do not constitute a default under any term or provision of, the Represented Party's constituent or organizational documents, including without limitation, (if applicable) its articles of incorporation, by-laws, trust agreement, membership agreement or operating agreement; (b) indemnifies, holds harmless and agrees to defend (with counsel reasonably acceptable to the other Party) from and against any and all claims, losses, liabilities, costs or expenses, including, without limitation, reasonable attorneys' fees), arising out of, or in connection with, any actual or alleged breach of his or her representations and warranties in subpart (a) above; and (c) understands and agrees that the other Party will have personal recourse against him or her for any breach by him or her of his or her representations, warranties or agreements in this Section.

     9.19 Jurisdiction.  AS PART OF THE CONSIDERATION FOR THIS AGREEMENT AND
          ------------
          REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF ANY PARTY, EACH PARTY HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF LOS ANGELES COUNTY, OR, THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. EACH PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT, COMMENCED IN ANY SUCH COURT, AND EACH PARTY HEREBY WAIVES ANY OBJECTION WHICH SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS, AND HEREBY
                                          ----- --- ----------
          CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HEREBY WAIVES PERSONAL SERVICE OF SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT, AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT THE ADDRESS SET FORTH IN THIS AGREEMENT, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY=S ACTUAL RECEIPT THEREOF OR FIVE (5) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED (OR OPERATE) TO AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY ANY PARTY OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION

          UNDER THIS AGREEMENT TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

     9.20 Parties' Relationship.  Notwithstanding any provision of this
          ---------------------
          Agreement or any document or transaction contemplated hereby to the contrary: (a) the relationship between the USSearch on the one hand and InfoSpace on the other in connection with this Agreement is intended to be, and the Parties specifically agree that it is, limited to a contractual relationship between two third-parties in a commercial transaction between sophisticated commercial entities dealing with each other on an arm's-length basis; and (b) no Party is intended to be, and the Parties specifically agree that no Party is, by virtue of this Agreement or the transactions contemplated hereby, a partner, joint venturer, fiduciary, quasi-fiduciary, alter-ego, manager, shareholder, controlling person of the other Party, and no Party intends to assume any such status or any duties, obligations or limitations associated therewith.

     9.21 Investigation.  Notwithstanding any past, present or future right of
          -------------
          either Party to investigate the affairs of the other Party and notwithstanding any past, present or future knowledge of facts determined or determinable by such Party pursuant to such investigation or right of investigation, such Party has the right to rely fully upon the representations, warranties, covenants and agreements now or hereafter made by the other Party hereunder.

     9.22 Waiver of Jury Trial.  EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT
          --------------------
          TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT OR ANY OTHER DOCUMENTS OR INSTRUMENT ATTACHED HERETO, REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH, OR (b) IN ANY WAY CONNECTED HEREWITH, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT EACH PARTY TO THIS AGREEMENT MAY FILE
                ------- - ----
          AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT OR OTHER GOVERNMENTAL BODY AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY.

     BY PLACING ITS INITIALS BELOW, EACH PARTY SIGNIFIES THAT IT HAS READ, UNDERSTOOD AND AGREED TO THIS SECTION.


USSEARCH's INITIALS:  /s/ KLP ;              InfoSpace's INITIALS: /s/ TDH     ,
                     ---------                                    -------------

          IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

          NOTE: THIS AGREEMENT CONTAINS A WAIVER OF THE RIGHT TO A JURY TRIAL; READ CAREFULLY BEFORE EXECUTING.

  InfoSpace, Inc.              USSEARCH.com Inc.



  By: /s/ TAMMY D. HALSTEAD                  By: /S/ KAROL POLLOCK
      -----------------------------              -----------------------------
  Name:  Tammy D. Halstead                   Name: Karol Pollock
        ---------------------------                ---------------------------
  Its:   SUP and CAO                         Its:  General Counsel
       ----------------------------               ----------------------------

1. DEFINITIONS: In addition to any other terms defined elsewhere herein, the following terms have the following meanings:

          "Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, taxes, liens, losses, disbursements, expenses, and fees, including court costs and attorneys' fees and expenses, in each case:
          (a) net of any insurance recoveries (except to the extent such recoveries increase the cost of insurance, through retrospective adjustments or otherwise), (b) net of any tax benefit, after taking into account any tax detriment of any indemnity, and (c) after accounting for the time cost of money using the prime rate of the largest (in terms of assets) U.S. bank as the discount rate.

          "Affiliate" means any Person who or which may control, be controlled by, or be under common control with, another Person, including, without limitation, the other Person's employees, agents, representatives, licensees, permittees, contractors or subcontractors, where control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

          "Agreement" means this Agreement (as the same may be amended from time to time), and includes all schedules or exhibits attached hereto.

          "Governmental Body" means any commonwealth, national, state, territorial, regional, provincial, municipal, parish or local jurisdiction of any kind (whether within or outside the U.S. (including, without limitation, those of the U.S., or any state, district, province, city or town therein); or any governmental, judicial, legislative, executive or monetary authority or regulatory body, or any subdivision, agency, commission or authority of any such jurisdiction; or any quasi-governmental or private body exercising any regulatory authority thereunder; or any court, arbitrator, grand jury or other judicial or quasi-judicial tribunal, agency or department.

          "Laws" means all applicable statutes, laws (federal, national, state, local, foreign, common or otherwise), treaties, ordinances, regulations, rules, codes, orders, judgments, permits, licenses, certificates, orders, directives, requests for information, notices, writs, injunctions, decrees or like action of any Governmental Body.

                                  SCHEDULE 1

          "Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due).

          "Person" means an individual natural person, a corporation, a partnership, an association, a trust or any other entity or organization, including, without limitation, a Governmental Body.

                                  SCHEDULE I

--------------------------------------------------------------------------------

               Inventory                     Calendar Monthly Impressions
               ---------                     ----------------------------

--------------------------------------------------------------------------------
[***]

*** CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR AN ORDER GRANTING CONFIDENTIAL TREATMENT OF SUCH INFORMATION.







                                   EXHIBIT A

                           Performance Requirements

 .    Run-of-site button, banner, and textlink placement at US Search.com option
     (this includes realtime access to Infospace ad servers, and ability to rotate "best performers")

Allow US Search.com to "Sublet" button space to its Affiliates

Preferred advertiser positioning

 .    Bold and/or colored textlink, priority positioning above other advertisers
     (including both vertical and horizontal nav bar position)
 .    Preferred positioning
 .    Exclusivity: Exclusivity on the home page of the Public Records channel on the Infospace Web site and elsewhere, as agreed

Strategic real-estate mapping-Tighter integration within Portal
(Tailor advertisements toward whatever high-impression area where US Search is positioned)
 .    example:  InfoSpace Business Section-buttons/textlinks directed towards business verification
 .    example:  InfoSpace WP Add/Remove Listing Section-customized button directed towards users that want to know what others can find out about them

Public Records Channel within Infospace (similar to InfoSpace's Law Channel)
 .    Stays within the InfoSpace domain
 .    Provides end-user with content for Information Search, Verification,
     Employment Screening, and specifics about certain public record searching (e.g., county records)
 .    US Search.com sponsorship-positioned buttons and links to US Search's site
 .    The Public Records link on Infospace's web directory will link to this channel (currently links directly to US Search's site)
 .    US Search.com ability to edit copy and make current content offerings on page, subject to InfoSpace approval

Metrics
 .    Monthly review sessions with both Parties' teams
 .    Additional metrics to be discussed

Project Launches (Services to be agreed and defined by both Parties)
$    Global extension-InfoSpace to expand US Search.com services
$ Special launch of new US Search.com validation and verification services in various shopping auction business and professional services sites. Continuous promotion of these services to relevant areas of the InfoSpace Network.

                                   EXHIBIT B

                                   EXHIBIT B